USE OF JUDGEMENTS AND ESTIMATES	6 Months Ended
Jun. 30, 2023
Disclosure of voluntary change in accounting policy [abstract]
USE OF JUDGEMENTS AND ESTIMATES	USE OF JUDGEMENTS AND ESTIMATES
The preparation of interim financial statements requires management to make judgements, estimates and assumptions that affect the application of accounting policies and the reported amounts of assets and liabilities, income and expenses. Actual results may differ from these estimates.

The significant judgements made by management in applying the Company's accounting policies and the key sources of estimation uncertainty were the same as those described in the last annual financial statements.

Change in useful life of vessels
Historically the Company has applied a 25 year useful economic life to its vessels. The Company reviews estimated useful lives and residual values each year. Estimated useful lives may change due to changed end user requirements, costs related to maintenance and upgrades, technological development and competition as well as industry, environmental and legal requirements. Specifically, the Company has noted that many of our customers apply stringent vetting requirements to vessels to ensure that the most rigorous technical standards are adhered to in their value chain. As a result, many customers apply age criteria to the vessels they are willing to charter. In recent years, the Company has noted a two-tier market forming, with vessels under 20 years of age, or lower, favored by top tier charterers, and vessels over 20 years being considered candidates for recycling, or being utilized in markets other than the spot market in which we primarily compete. Furthermore, as a result of the increased focus on environmental factors for both owners and investors it is expected that the competitive age threshold for a vessel may decrease as costs to comply with upcoming regulations may increase moving forward. As of December 31, 2022, the Company revised the estimated useful life of its vessels from 25 years to 20 years as a result of its analysis of the aforementioned factors. This change in estimate was applied prospectively from January 1, 2023 and did not result in any restatement to the prior year consolidated financial statements. The change in estimated useful life increased depreciation expense by approximately $29.3 million in the six months ended June 30, 2023.